Exhibit 32.2
SECTION 906 CERTIFICATION
CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE
UNITED STATES CODE

In connection with the Quarterly Report on Form 10-Q of Snap One Holdings Corp. (the “Company”) for the quarter ended March 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Carlet, certify, pursuant to 18 U.S.C. § 1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    May 9, 2023

/s/ Michael Carlet
Michael Carlet Chief Financial Officer (Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.